Exhibit 10.1

NINETEENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This NINETEENTH Amendment to SECOND AMENDED AND RESTATED Credit Agreement (this “Amendment”), effective as of the 21st day of November, 2013 (the “Effective Date”), is entered into by and among magnum hunter resources corporation, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and
WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.Amendment to Section 1.02.

(a)	Section 1.02 of the Credit Agreement is hereby amended to restate the definition of “Investment” in its entirety as follows:

“Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any Person (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale) or any capital contribution to any other Person; (b) the making of any deposit with, or advance, loan or capital contribution to, assumption of Debt of, purchase or other acquisition of any other Debt or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property form another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sole) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.
3.Amendment to Section 9.02. Section 9.02 of the Credit Agreement is hereby amended to restate subsection (f) thereof in its entirety as follows:

“(f)    intercompany Debt between the Borrower and any Restricted Subsidiary or between Restricted Subsidiaries;”
4.Amendment to Section 9.05. Section 9.05 of the Credit Agreement is hereby amended to restate subsection (g) thereof in its entirety as follows:

“(g)    Investments made by the Borrower in or to any Restricted Subsidiary or by any Restricted Subsidiary in or to another Restricted Subsidiary;”
5.Ratification. Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

6.Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

7.Condition to Effectiveness. This Amendment shall be effective on the Effective Date upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

8.Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

9.Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

10.Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation

By: /s/ Gary C. Evans
Gary C. Evans Chairman and Chief Executive Officer

GUARANTORS:

PRC WILLISTON, LLC, a Delaware limited liability company

By: Magnum Hunter Resources Corporation, its sole member

By: /s/ Gary C. Evans

Gary C. Evans Chairman and Chief Executive Officer

MAGNUM HUNTER RESOURCES LP, a Delaware limited partnership

By: Magnum Hunter Resources GP, LLC, its general partner

By: Magnum Hunter Resources Corporation, its sole member

By: /s/ Gary C. Evans

Gary C. Evans Chairman and Chief Executive Officer

MAGNUM HUNTER RESOURCES GP, LLC, a Delaware limited liability company

By: Magnum Hunter Resources Corporation, its sole member

By: /s/ Gary C. Evans

Gary C. Evans Chairman and Chief Executive Officer

TRIAD HUNTER, LLC, a Delaware limited liability company

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

MAGNUM HUNTER PRODUCTION INC., a Kentucky corporation

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

NGAS HUNTER, LLC

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

WILLISTON HUNTER CANADA, INC., a corporation existing under the laws of the Province of Alberta

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

WILLISTON HUNTER INC., a Delaware corporation

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

WILLISTON HUNTER ND, LLC, a Delaware limited liability company

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

BAKKEN HUNTER, LLC, a Delaware limited liability company

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

MAGNUM HUNTER MARKETING, LLC, a Delaware limited liability company

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer and President

VIKING INTERNATIONAL RESOURCES CO., INC., a Delaware limited liability company

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

SHALE HUNTER, LLC, a Delaware limited liability company

By: /s/ Gary C. Evans

Gary C. Evans Chief Executive Officer

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By: /s/ Gumaro Tijerina

Gumaro Tijerina Director

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/Kristin N. Oswald Name: Kristin N. Oswald Title: Vice President

LENDER:

CITIBANK, N.A.

By: /s/ Eamon Baqui Name: Eamon Baqui Title: Vice President

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Michael Getz Name: Michael Getz Title: Vice President

By: /s/ Lisa Wong Name: Lisa Wong Title: Director

Exhibit 10.5

LENDER:

ROYAL BANK OF CANADA

By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

LENDER:

UBS LOAN FINANCE LLC

By: /s/ Lana Gifas Name: Lana Gifas Title: Director

By: /s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Directory

LENDER:

ABN AMRO CAPITAL USA LLC

By: /s/ Urvashi Zutshi Name: Urvashi Zutshi Title: Managing Director

By: /s/ Javier Ramirez Name: Javier Ramirez Title: Vice President

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Adam H. Fey Name: Adam H. Fey Title: Director

LENDER:

KEYBANK NATIONAL ASSOCIATION

By: /s/ Paul J. Pace Name: Paul J. Pace Title: Senior Vice President

LENDER:

SUNTRUST BANK

By: /s/ Shannon Juhan Name: Shannon Juhan Title: Vice President

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Mark A. Serice Name: Mark A. Serice Title: Senior Vice President

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By: /s/ Nupur Kumar Name: Nupur Kumar Title: Authorized Signatory

By: /s/ Jean-Marc Vauclair Name: Jean-Marc Vauclair Title: Authorized Signatory

Signature Page to Tenth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By: /s/ Michele Latzoni Name: Michelle Latzoni Title: Authorized Signatory

Signature Page to Tenth Amendment to Credit Agreement